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                                                                    Exhibit 99.1

IPCRe Limited
American International Building
29 Richmond Road
Pembroke HM 08, Bermuda

                                                               December 30, 2005

Dear Sirs,

We, Bayerische Hypo- und Vereinsbank AG, acting through our New York Branch located at 150 East 42nd Street, New York, NY 10017 USA (the "BANK") are pleased to confirm our agreement with you, IPCRe Limited ("IPC" or the "APPLICANT"), a company incorporated in Bermuda; to make available to IPC an uncommitted Letter of Credit facility together with its related schedules (the "FACILITY") under the terms and conditions provided below.

1.   DEFINITIONS

     In this Facility Agreement, unless the context otherwise requires, the following terms shall bear the meanings given below:

     "APPLICABLE INSURANCE REGULATORY AUTHORITY" means the insurance department, authority or agency by which the Applicant is licensed.

     "AVAILABILITY PERIOD" means a period commencing on the date on which the Bank certified to the Applicant that the conditions precedent set out in Clause 13.1 have been complied with and ending on the date falling 364 days after the date at the head of this Facility Agreement.

     "BASE RATE" shall mean means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "BUSINESS DAY" means a day on which the financial markets are open for the transaction of business contemplated hereby in each of New York, New York and Hamilton, Bermuda, and on which banks are open for business in such locations.

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     "CASH EQUIVALENT" means investments held by the Applicant as a component of the Charged Portfolio and which:

     (a) have a rating of at least AAA or its equivalent by both Standard and Poor's and Moody's; and

     (b)  are readily redeemable for cash to the same value.

     "CHARGED PORTFOLIO" has the meaning specified in the Security Agreement.

     "COLLATERAL" means the Charged Portfolio.

     "CORPORATE BONDS" has the meaning specified in the Security Agreement.

     "CUSTODIAN" means AIG Global Investment Trust Services Ltd and any successor thereto.

     "CUSTODIAN'S UNDERTAKING" means the Custodian's Undertaking dated as of dated December 30,2005 among Applicant, the Bank and the Custodian.

     "EVENT OF DEFAULT" means each of the events set out in Clause 12 hereof.

     "FACILITY AGREEMENT" means this letter agreement.

     "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Bank from three Federal funds brokers of recognized standing selected by it.

     "FINAL EXPIRATION DATE" with respect to a Letter of Credit has the meaning ascribed to it in that Letter of Credit.

     "FINANCE DOCUMENTS" means the Facility Agreement, the Security Agreement and the Custodian's Undertaking to Bank.

     "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis.


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     "LC AMOUNT" means the sum of (a) the aggregate undrawn face amount of all
     Letters of Credit outstanding and (b) the aggregate outstanding amount of all drawings under Letters of Credit honoured by the Bank and not yet reimbursed by the Applicant.

     "LETTER OF CREDIT" means a Letter of Credit (in the form, or substantially the form, of Schedule 2 to this Facility Agreement) issued pursuant to the terms of this Facility Agreement.

     "PRIME RATE" means the rate of interest per annum determined from time to time by the Bank as its prime lending rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is made effective by the Bank.

     "QUARTERLY DATES" are 31st March, 30th June, 30th September and 31st December.

     "REQUIRED VALUE" has the meaning specified for such term in the Security Agreement.

     "SECURITY AGREEMENT" means the Security Agreement dated December 30, 2005 between Applicant and the Bank.

     "STATUTORY STATEMENTS" means the annual or quarterly financial statements of the Applicant as may be required to be filed by it with any Applicable Insurance Regulatory Authority, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith.

     "SUBSIDIARY" means, with respect to any Person at any date, any corporation, company, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, company, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "U.S. GOVERNMENT SECURITIES" has the meaning specified in the Security Agreement.


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1.1. Interpretation

     In this Facility Agreement, unless otherwise specified or the context otherwise requires:

     (a) the Schedules form part of this Facility Agreement and shall have the same force and effect as if expressly set out in the body of this agreement and references to this Facility Agreement shall include the Schedules;

     (b) references to Clauses and Schedules are references to clauses of and schedules to this Facility Agreement;

     (c) headings to Clauses and Schedules are for convenience only and shall not affect the interpretation of this Facility Agreement;

     (d) a reference to any legislation shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified, re-enacted or replaced;

     (e) references to insurance include reinsurance and retrocession and vice versa;

     (f)  words in the singular include the plural and vice versa;

     (g) the use of the masculine includes the feminine and neuter and vice versa;

     (h) references to a person shall be construed so as to include any individual, firm, company, government, state or agency of a state or any joint venture, association or partnership;

     (i) references to a company shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

     (j) any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as illustrative and shall not limit the generality of the words preceding those terms;

     (k) the parties acknowledge and agree that this Facility Agreement has been jointly drafted and that the terms or effect of this Facility Agreement shall not be construed against either party;


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     (l)  capitalized terms not defined in this Facility Agreement shall have the meanings ascribed to them in the Security Agreement; and

     (m) if there is any inconsistency between the terms of any Drawdown Notice and the terms of this Facility Agreement, the terms of this Facility Agreement shall prevail.

2.   TYPE AND AMOUNT OF FACILITY

     TYPE:                    Issuance of Letters of Credit.

     AMOUNT:                  Up to a maximum aggregate of USD 250,000,000.

     CURRENCY:                All Letters of Credit will be denominated in U.S.
                              Dollars.

     APPLICANT:               IPCRe Limited

     BENEFICIARY:             The beneficiary identified by the Applicant in its
                              Drawdown Notice (the "Beneficiary").

     LETTER OF CREDIT TERM:   Each Letter of Credit will have an initial term of
                              364 days. As of the date sixty (60) days prior to the initial termination date, or any subsequent termination date (such termination date, as in effect from time to time, the "TERMINATION DATE"), the Bank shall be entitled to provide written notice to each of the Beneficiary and the Applicant to the effect that the Bank has elected not to extend the term of the Letter of Credit
                              (such notice, a "NOTICE OF NON-EXTENSION"). If the
                              Bank delivers a Notice of Non-Extension to the Applicant and Beneficiary with respect to any Letter of Credit not less than sixty (60) days prior to any Termination Date then in effect, such Letter of Credit shall terminate as of the Termination Date then in effect. If the Bank does not so deliver the Notice of Non-Extension, the Termination Date for such Letter of Credit shall be extended for an additional 364 day period.

     PURPOSE: To satisfy the Applicant's collateral requirements in connection with its reinsurance treaties.

3.   AVAILABILITY OF FACILITY

     (a) Subject to, and on the terms set out in this Facility Agreement, the Applicant may request the Bank, at any time during the Availability Period, to issue, for its


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          account, a Letter of Credit. The Applicant shall give the Bank at least two Business Days' irrevocable written notice of such request in the form attached as Schedule 1 ("DRAWDOWN NOTICE").

     (b) This Facility is of an uncommitted nature. Accordingly, there is no obligation on the Bank to agree to any request made by the Applicant pursuant to Clause 3(a), which shall be at the Bank's sole discretion. In the event that the Bank declines to comply with any such request, it shall have no further effect.

     (c) In addition to and without affecting the provisions of Clause 3(b), the Bank shall not agree to any request made by the Applicant pursuant to Clause 3(a):

          (i) unless the conditions precedent set out at Clause 13.2 are satisfied on the date of the request;

          (ii) if agreeing with such request would result in the LC Amount exceeding the Amount stated in Clause 2; or

          (iii) if the Bank is aware of the existence of any Event of Default having occurred and remaining unremedied, or any event or circumstance which, with the giving of notice or lapse of time, or both, would constitute an Event of Default (a "Default"), and, notwithstanding any such agreement, the Bank shall not be required to issue any Letter of Credit if:

               (A) any of the conditions precedent set out at Clause 13.2 cease to be satisfied between the date of the request and the commencement date proposed in the Drawdown Notice; or

               (B) any Default or Event of Default remains unremedied on the commencement date proposed in the Drawdown Notice.

4.   FEES

     The Applicants shall pay to the Bank a fee of ____% per annum calculated on the average daily amount of all issued Letters of Credit and on the basis of a 360 day year, quarterly in arrears three Business Days after every Quarterly Date.

5.   THE APPLICANT'S LIABILITIES IN RELATION TO LETTERS OF CREDIT


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5.1. Reimbursement

     The Applicant shall:

     (a) forthwith following payment by the Bank (and in any event as of the same date on which the Bank has made any payment under a Letter of Credit), pay to the Bank without demand an amount equal to and in the same currency as all sums paid by the Bank under, in connection with or by reason of any Letter of Credit; and

     (b) indemnify the Bank on demand against all actions, charges, claims, costs, damages, demands, expenses, taxes, duties, losses, liabilities and proceedings, which may be brought or preferred against the Bank or which the Bank may suffer or incur, arising out of or in connection with this Facility Agreement, any Letter of Credit, the use of any proceeds of a Letter of Credit, or any amendment or variation in the terms of a Letter of Credit in connection with the enforcement or the preservation of the Bank's rights hereunder.

5.2. Authorizations

     The Bank is irrevocably authorized to make any payments and comply with any demands which may be claimed from or made upon the Bank under, in connection with or by reason of any Letter of Credit on the first demand being made. The Bank may comply with these demands or make these payments:

     (a)  without any reference to or further authority from the Applicant;

     (b)  without requiring proof that the amounts so demanded are or were due;
          and

     (c) notwithstanding that the Applicant may dispute the validity of demand or payment or that any demand is made after the stated expiry date (if any) of the relevant Letter of Credit.

5.3. Binding effect of payments

     Any payment authorized by Clause 5.2, and any other payment which the Bank shall make in accordance with (or which is apparently or purporting to be in accordance with) the terms of this Facility Agreement or any Letter of Credit issued hereunder, shall be binding upon, and shall be accepted by, the Applicant as conclusive evidence that the Bank was liable to make such payment.

5.4. Defenses


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     It shall not be a defense to a claim by the Bank against Applicant hereunder that the Bank could have resisted any claim or demand by the beneficiary of the relevant Letter of Credit.

5.5. Risk

     Any Letter of Credit issued hereunder or any communication shall be sent at the Applicant's risk and cost and the Applicant shall hold the Bank harmless from any liability for any loss or damage arising out of any delay, loss in transit, errors in translation, coding or decoding or omissions, variations, mutilations or other errors in transmission of those letters, facsimile, cables or telex messages, save in the case of gross negligence or wilful misconduct or wilful default on the part of the Bank.

6.   LIABILITY

     The obligations of the Applicant hereunder in respect of the payment to the Bank of any amounts due under or in respect of this Facility Agreement shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Applicant may have or have had against the Bank, any beneficiary of a Letter of Credit, or any other party.

7.   DEFAULT INTEREST

     (a) If the Applicant fails to pay any amount payable by it pursuant to any Finance Documents on the due date thereof, the Applicant shall on demand from time to time pay interest on such overdue amount from the due date up to the date of receipt of actual payment (both before and after judgement) at a rate determined by the Bank from time to time to be 3% above the Base Rate, with interest compounded daily.

     (b) Interest shall be calculated on the basis of a 365 day year and for the actual number of days elapsed in the period of question.

8.   PAYMENTS

     (a) All payments to be made by the Applicant hereunder or pursuant to any other Finance Document shall be made to the Bank at the Bank's address for notices under this Facility Agreement in U.S. Dollar funds for value before 12:00 Noon New York time on the due date, without set-off or counter-claim and free of and


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          without deduction for any taxes, levies, withholdings or imposts imposed by any governmental or taxing authority whatsoever.

     (b) For all purposes under this Facility Agreement, payments received by the Bank at or after 12:00 noon New York time shall be treated as received on the following Business Day.

     (c) If any deductions whatsoever are required to be made, the Applicant hereby agree to indemnify the Bank against the same and will pay such additional amounts as the Bank may certify as necessary to ensure receipt by the Bank of the full amount it would have received hereunder but for such deduction. In the event of such payment the Applicant will deliver promptly to the Bank such tax receipts or other documentation as it may reasonably require.

     (d) Notwithstanding any purported payment or discharge in any currency other than U.S. Dollars ( such other currency of payment referred to herein as the "SECONDARY CURRENCY") (whether pursuant to a judgment, claimed set-off or otherwise), the obligations of the Applicant to make payment of any amount due under this Facility Agreement in U.S. Dollars shall be discharged only to the extent of the amount of U.S. Dollars that the Bank may, in accordance with its normal banking procedures, purchase with the sum paid in the Secondary Currency (after any premium and costs of exchange) on the Business Day immediately succeeding the day on which the Bank receives such payment. If the amount in U.S. Dollars that may be so purchased falls short of the amount due for any reason, the Applicant shall, upon receipt of notice from the Bank, promptly (and in any event within 2 Business Days of such notice) pay such amounts, in U.S. Dollar funds for value as the Bank shall specify in such notice to be necessary, to compensate for the shortfall. Any obligation of the Applicant, until so discharged, shall continue to be due as a separate and independent obligation and shall incur default interest in accordance with Clause 7 until so discharged.

9.   INCREASED COSTS

     If the result of any present or future law, regulation, treaty or official directive or any change therein or in the interpretation or application thereof or compliance by the Bank with any guideline, directive or request of any central bank or other governmental or quasi-governmental or other relevant authority (whether or not having the force of law) or any change in generally accepted accounting principles or in the Bank's accounting for or in relation to the Letters of Credit or the Facility Agreement (including changing the


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     capital adequacy conversion factor) is directly or indirectly to increase the cost to the Bank of the transactions contemplated hereby, or is to reduce any amount receivable by the Bank or the effective return to the Bank hereunder whether by way of change in the manner in which the Bank allocates capital to the Applicant's obligations hereunder or otherwise, the Applicant will, no later than the tenth (10th) day following notice from the Bank, which notice shall include a description of the facts and circumstances requiring such a notice, pay to the Bank such amounts as the Bank shall certify as necessary to compensate it for such additional cost or reduction.

10.  REPRESENTATIONS AND WARRANTIES

     The Applicant represents and warrants on the date of this Facility Agreement and on each subsequent date that any amount under the Finance Documents is or may be outstanding as if warranted on each such date that:

     (a) it is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation; and

     (b) the obligations expressed to be assumed by it in the Finance Documents are legal and valid obligations binding on it and enforceable in accordance with their terms, are within its powers and do not conflict with any law or document, except where such conflict would not reasonably be expected to have a material adverse effect on its ability to perform any of its obligations under the Finance Documents; and

     (c) no authorisations or consents whatsoever in relation to the Finance Documents are required, except for such authorisations or consents the failure to have or obtain would not be reasonably expected to have a material adverse effect on its ability to perform any of its obligations under the Finance Documents; and

     (d) neither the entry into nor performance of the Finance Documents nor use of the Facility will contravene any material agreement to which it or any of its Subsidiaries is a party or entitle any person to exercise any rights against its or any of its Subsidiaries' assets pursuant to any such agreement in any way which is reasonably likely to have a material adverse effect on its ability to perform any of its obligations under the Finance Documents; and

     (e) no Default or Event of Default is outstanding or would reasonably be expected to result from the issuance of any Letter(s) of Credit under this Facility Agreement; and


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     (f)  no litigation, arbitration, administrative proceedings or investigation is current or pending which is reasonably likely to result in a material adverse effect on its business or its ability to perform any of its obligations under the Finance Documents; and

     (g) all information supplied by it or on its behalf to the Bank was or will be true, complete and accurate in all material respects on the date on which it was or is hereafter supplied and did not or will not omit any information known to it which if disclosed might reasonably be expected to adversely affect the Bank's decision to enter into any of the Finance Documents or to issue a Letter of Credit;

     (h) it has been represented by legal counsel of its choice in connection with the execution and delivery of the Finance Documents;

     (i) it holds all licences, permits or authorisations required on its part to carry on its current insurance business, except for such licences, permits or authorisations the failure to hold would not reasonably be expected to have a material adverse effect on its ability to conduct its business and no such licences, permits or authorisations are the subject of any investigation or any proceeding for suspension, revocation or limitation or any similar proceedings; and

     (j) upon the delivery to the Custodian of the Charged Portfolio pursuant to the Security Agreement and the Custodian's Undertaking, the Bank shall have a perfected and fully effective first priority security interest in the Collateral for the payment and satisfaction of the obligations of the Applicant under the Finance Documents.

11.  COVENANTS

11.1. Compliance

     The Applicant will comply with all applicable laws, rules and regulations now or hereafter applicable to any Letter of Credit, transactions related to any Letter of Credit, or the Applicant's execution, delivery and performance of the Finance Documents, except where failure to comply with such laws, rules and regulations would not reasonably be expected to have a material adverse effect on their ability to perform any of their obligations under the Finance Documents.

11.2. Change of Business


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     The Applicant will not, nor will it permit any of its Subsidiaries to, engage to any material extent in any business other than insurance and reinsurance underwriting and businesses reasonably related thereto.

11.3. Notice of Default

     The Applicant shall notify the Bank of the occurrence of any Default or Event of Default promptly upon its occurrence.

11.4. Maintenance of Security Agreement

     Promptly upon the request of the Bank, the Applicant shall, at its own cost and expense, execute, acknowledge, deliver and record and do any and all such further acts and deeds as the Bank may reasonably request from time to time in order to ensure that the obligations of the Applicant hereunder are secured by a perfected and fully effective first priority security interest in the Collateral and to perfect and maintain the validity, effectiveness and priority of the security interest granted pursuant to the Security Agreement.

11.5. Financial Information

     Upon request, the Applicant shall promptly provide the Bank with such financial and other information concerning its business, assets and affairs as the Bank may from time to time reasonably request. For the avoidance of doubt, and without prejudice to the generality of the foregoing, any request by the Bank for any of the following information, to the extent prepared by, on behalf of or in respect of the Applicant, shall be deemed to be reasonable:

     (a) quarterly, half yearly and annual accounts, including balance sheets, profit and loss accounts, statements of income, changes in shareholders' equity and cash flow statements, in each case prepared in accordance with standard accounting procedures;

     (b) copies of Statutory Statements, filings with any Applicable Insurance Regulatory Authority and notices received from any Applicable Insurance Regulatory Authority; and

     (c)  auditors' reports.


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11.6. Charged Portfolio

     The Applicant shall cause the Custodian to provide the Bank, in a manner consistent with the terms of Section 2(a) of the Custodian's Undertaking to Bank, information with respect to the Charged Portfolio, in a format to be agreed by the Bank (acting reasonably), which information shall provide, without limitation, a detailed list of the assets in each of the Charged Portfolio (including the amount of cash and a detailed description of the Cash Equivalents, Corporate Bonds and the Government Securities (including a breakdown listing the name of each issuer, and the number held by such issuer)), the market value of those assets and the pricing source of such valuation.

11.7. Security

     (a) The Applicant undertakes to ensure, at its own cost and expense, that the security interests conferred upon the Bank pursuant to the Security Agreement constitute sole, perfected and fully effective first priority security interests over the Collateral and every part thereof.

12. EVENTS OF DEFAULT

     If:

     (a) the Applicant fails to pay or repay any amount when due or to provide such collateral as may be required, under the Finance Documents, unless such failure is resulting from difficulties with the banking system and payment is made within three Business Days of the due date; or

     (b) any representation or warranty made or deemed made by or on behalf of the Applicant in or in connection with the Finance Documents or in a certificate or financial statement famished pursuant to the terms thereof shall prove to have been incorrect when made or deemed made; or

     (c) Applicant shall fail to comply with or perform any covenant, condition or agreement contained in the Finance Documents; or

     (d) an encumbrancer takes possession of or a receiver or similar official is appointed over any of Applicant's assets or undertaking or a petition is presented for the making of an administration order or any judgment in excess of USD 5,000,000 made against Applicant is not paid out, stayed or discharged within 45 days; or


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     (e)  proceedings are commenced or a petition is presented or an order is made or an effective resolution is passed for the winding up of Applicant or Applicant is or becomes insolvent or stops or threatens to stop payment of its debts generally or is deemed unable to pay its debts or Applicant makes or seeks to make any arrangement or compensation with its creditors generally; or

     (f) there is any occurrence or situation arising in any jurisdiction which shall have a substantially similar effect to any of the foregoing paragraphs (d) or (e); or

     (g) any Finance Document shall cease to be in full force and effect, or Applicant shall fail to comply with or perform any material applicable provision of any Finance Document, or any action shall be taken by or on behalf of Applicant or any affiliate thereof to discontinue any Finance Document, or to contest their validity, binding nature or enforceability, or the Custodian is in breach of any term of the Custodian's Undertaking to Bank, or the Bank shall fail to have a perfected first priority lien on the Collateral; or

     (h) it is or becomes illegal for the Bank or the Applicant to make or maintain any of their respective obligations under the Finance Documents,

     (each an "EVENT OF DEFAULT") then, and at any time thereafter, the Bank may by written notice: (i) terminate its obligations (if any) under this Facility Agreement; and (ii) take such action as it sees fit under the Finance Documents.

13.  CONDITIONS PRECEDENT

13.1. Conditions Precedent to this Facility Agreement

     The availability of the Facility in accordance with the terms of this Facility Agreement is subject to the Bank having received the following in form and substance satisfactory to it:

     (a)  a certified copy of Applicant's constitutional documents;

     (b)  a certified true copy of a resolution of the Board of Directors of
          Applicant: (i) approving the Finance Documents and (ii) authorising a specified person(s), on its behalf, to sign the Finance Documents;

     (c) a certified copy of specimen signatures for the authorised signatories of Applicant;


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     (d)  an original copy of this Facility Agreement duly executed by the parties hereto confirming acceptance of this Facility Agreement on the terms and conditions set out herein;

     (e) an original copy of the Security Agreement and the Custodian's Undertaking to Bank duly executed by the parties thereto confirming acceptance of the Security Agreement and the Custodian's Undertaking to Bank on the terms and conditions set out therein; and

     (f)  a favorable written opinion of counsel for the Applicant.

13.2. Conditions Precedent to the Issue of a Letter of Credit

     In addition to and without affecting the provisions of Clause 3(b), the Bank shall not issue any Letter of Credit unless:

     (a) the Security Agreement and the Custodian's Undertaking to Bank remain in full force and effect;

     (b) it has received confirmation, satisfactory to the Bank, that the Security Account has been fully collateralized to the extent of the existing LC Amount plus the face amount of the Letter of Credit sought to be issued; and

     (c) the issuance of such Letter of Credit shall not violate any law, rule or regulation applicable to or binding on the Bank or the Applicant.

14.  SET OFF

     Following the occurrence of an Event of Default, and in addition to any other remedies available to it at law or otherwise, the Bank may apply any credit balance to which Applicant is then entitled from the Bank in or towards satisfaction of any sums then due and payable by Applicant to the Bank hereunder (whether by way of collateralisation or otherwise), and may arrange foreign exchange transactions to effect the foregoing.

15.  MISCELLANEOUS PAYMENTS

     Applicant will promptly pay on demand of the Bank:

     (a) such amount as is necessary to indemnify the Bank against the consequences of any non-compliance by Applicant and any action taken by the Bank with regard to the Finance Documents pursuant to any instructions given or purported to be given orally, over the telephone, by email or by any other means to the Bank by any officer of the Applicant;

     (b) all reasonable costs, expenses (including legal fees and expenses) and taxes incurred or arising in connection with the preparation, documentation, negotiation, execution or delivery of this Facility Agreement or any Letter of Credit, up to a maximum aggregate amount of ________ USD;

     (c) all reasonable costs, expenses (including legal fees and expenses) and taxes incurred or arising in connection with any amendment to or waiver of any provision of this Facility Agreement or any Letter of Credit;

     (d) all reasonable costs (including without limitation reasonable legal fees) incurred by the Bank in connection with the protection or enforcement of the Bank's rights under any of the Finance Documents; and

     (e) losses flowing from any judgement or claim being payable in a different currency from that agreed under the Finance Documents.

16.  STANDARD CONDITIONS

     The ISP98 Rules for Standby Letters of Credit ICC Publication no.590m or any subsequent amendment shall in all respects apply to all Letters of Credit and shall be deemed to be incorporated into this Facility Agreement to the extent required, subject to Clause 17 below.

17.  WAIVERS AND AMENDMENTS

     (a) No failure or delay by the Bank in exercising any right, power, privilege or remedy under the Finance Documents shall operate as a waiver or prejudice any other or further exercise by the Bank of any of its rights, powers, privileges or remedies under any Finance Document.

     (b) Any waiver or consent by the Bank shall be effective only in the specific instance and for the specific purpose for which it is given. The rights, powers, privileges and remedies under the Finance Documents are cumulative and not exclusive of any rights or remedies provided by law.

     (c) Any term of the Finance Documents may be amended or waived with the written agreement of the Bank and Applicant.

18.  TRANSFERS AND ASSIGNMENTS

     (a) The provisions of the Finance Documents shall be binding upon and inure to the benefit of the Applicant, the Bank and their respective successors and assigns, except that Applicant may not assign or purport to assign or otherwise transfer, whether in whole or in part, the benefit or burden of its rights or obligations under the Finance Documents.

     (b) The Bank may, in the ordinary course of its banking business and in accordance with applicable law:

          (i) assign, and/or transfer all or in part of its rights and/or obligations under the Finance Documents; and/or

          (ii) sell participations in all or in part of its rights and/or obligations under the Finance Documents to any entity.

     The Bank shall notify the Applicant of any such transaction. The Bank may disclose to a proposed assignee, transferee or sub-participant such information in its possession as the Bank shall consider appropriate, provided that such proposed assignee, transferee or sub-participant has given a confidentiality agreement in a form acceptable to the Bank, acting reasonably.

19.  NOTICES

19.1. All notices or other communications to be made or delivered by one person to another under or in connection with the Finance Documents shall be given in writing or by facsimile. A notice will be deemed to be given:

     (a)  if in writing, when delivered by courier, postage prepaid; and

     (b) if by facsimile, when transmission has been completed (provided that a successful transmission report in respect of the entirety of the notice has been obtained from the sender's facsimile machine).

     If notice is sent by facsimile, it shall subsequently be confirmed by delivery via courier, postage prepaid.

19.2. However, a notice given in accordance with the above, but received on a non-working day or after 2:00 p.m. in the place of receipt, will only be deemed to be given on the next Business Day in that place.

19.3. The address and facsimile number of each party to this Facility Agreement for all notices or demands under or in connection with this Facility Agreement are those set out below or any other address in the same city notified by that party for the purpose to the other parties by not less than 5 Business Days' notice.

19.4. The addresses referred to in Clause 19.3 above are:

     The Bank: Bayerische Hypo- und Vereinsbank AG, New York Branch

     150 East 42nd Street
     New York, NY 10017 USA
     Attn: Director, Head of Structured Solutions
     Telephone: (212) 672-6020
     Facsimile: (212) 672-5517

     Applicant: IPCRe Limited

     American International Building
     29 Richmond Road
     Pembroke HM 08, Bermuda

     Attn: Robin Newman
     Telephone: 441-298-5339
     Facsimile: 441-292-8085

20.  COUNTERPARTS

     This Facility Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Facility Agreement.

21.  US PATRIOT ACT

     The Bank hereby notifies the Applicant that pursuant to the requirements of the USA Patriot Act, Title III of Publ. L. 107-56 (signed into US law on October 26, 2001) (the "PATRIOT ACT"), the Bank is required to obtain, verify and record information that identifies the Applicant, which information includes the name, address, tax identification number and other information regarding the Applicant that will allow the Bank to identify the Applicant in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act and is effective as to the Bank.

22.  GOVERNING LAW

22.1. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

22.2. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Bank may otherwise have to bring any action or proceeding relating to this Agreement against Applicant or its properties in the courts of any jurisdiction.

22.3. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Subclause 22.2. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

22.4. Each party to this Agreement irrevocably consents to service of process in connection with disputes arising out of this Agreement or any other Credit Document in the manner provided for notices in Clause 19. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

22.5. Applicant hereby irrevocably designates, appoints and empowers CT Corporation (the "Service of Process Agent"), with offices on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, Applicant agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Bank under this Agreement.

22.6. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

22.7. Termination

     If the Bank has been released by the Beneficiary from all outstanding Letters of Credit issued under this Facility Agreement; and no amount is, or will be, due from Applicant to the Bank under any of the Finance Documents (and Bank has confirmed the foregoing in writing to the Applicant), then Applicant or the Bank may terminate all of the Finance Documents upon ten (10) days prior written notice.

If you agree to the above, please sign and return to us the enclosed copy of this Facility Agreement by December 30, 2005, after which date this offer shall lapse.

                                Yours faithfully
                              for and on behalf of
              Bayerische Hypo- und Vereinsbank AG, New York branch


/s/ Steve Lueker                        /s/ Paul Dolan
-------------------------------------   ----------------------------------------
Steve Lueker                            Paul Dolan
Director                                Director
Dated: December 30, 2005                Dated: December 30, 2005

We confirm our acceptance to the terms and conditions set out above. For and on behalf of

IPCRe Limited


By /s/ John Weale                       Dated December 30, 2005
   ----------------------------------


By /s/ Robin Newman
   ----------------------------------


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